                                                                  EXHIBIT 10.4

                 SECURITY AGREEMENT, dated as of April 24, 1998, made by SMITH BROADCASTING OF VERMONT, LLC, a Delaware limited liability company (the "Borrower"), in favor of STC BROADCASTING, INC. of VERMONT SUBSIDIARY, a Delaware corporation (the "Lender").

                                  WITNESSETH:

                 WHEREAS, on the date hereof, the Lender is lending to the Borrower the amount of Five Hundred Thousand Dollars ($500,000), as evidenced by, and subject to the terms and conditions of, a Promissory Note dated as of the date hereof, in the aggregate principal amount of Five Hundred Thousand Dollars ($500,000.00) (as renewed, extended, refinanced, or modified from time to time, the "Note"); and

                 WHEREAS, it is a condition precedent to the obligation of the Lender to loan such amount to the Borrower pursuant to the Note that the Borrower shall have executed and delivered this Agreement to the Lender.

                 NOW, THEREFORE, in consideration of the premises and to induce the Lender to loan such amount to the Borrower pursuant to the Note, Borrower hereby agrees with the Lender as follows:

                           SECTION I.  DEFINED TERMS

                 A.       DEFINITIONS.

                          1.      Unless otherwise defined herein, terms
defined in the Note and used herein shall have the meanings given to them in the Note, and the following terms, which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof, are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, Instruments, and Inventory.

                          2.      The following terms shall have the following
meanings:

                                  "AGREEMENT" shall mean this Security
Agreement, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

                                  "BORROWER OBLIGATIONS" is the collective
reference to the unpaid principal of and interest on the Note and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Note after the maturity of the Note and interest accruing at the then applicable rate provided in the Note after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization, or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Lender, whether direct or indirect,





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absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Note, this Agreement, the Assumption Agreement dated as of the date hereof between Lender and Borrower, the Interim Operating Agreement dated as of the date hereof among the Borrower and the STC Parties named therein, or any other document made, delivered, or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses, or otherwise (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

                                  "CAPITAL STOCK" shall mean any and all
shares, interests, participations or other equivalents (however designated) of capital stock of a corporation of whatever class, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

                                  "CODE" shall mean the Uniform Commercial Code
as from time to time in effect in the State of New York.

                                  "COLLATERAL" is as defined in Section II.

                                  "COLLATERAL ACCOUNT" shall be any collateral
account established by the Lender as provided in Section V.

                                  "COMMUNICATIONS ACT" is the Communications
Act of 1934, as amended.

                                  "COPYRIGHTS" shall mean (i) all copyrights in
the United States or any other country, whether registered or unregistered, or published or unpublished, all registrations and recordings thereof, and all applications in connection therewith including, without limitation, all registrations, recordings, and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

                                  "COPYRIGHT LICENSES" are any written
agreements naming the Borrower as licensor or licensee, granting any right under any Copyright including, without limitation, the grant of rights to manufacture, distribute, exploit, and sell materials derived from any Copyright.

                                  "EVENT OF DEFAULT" shall mean an Event of
Default under the Note.

                                  "FCC" shall mean the Federal Communications
Commission.

                                  "GENERAL INTANGIBLES" as such term is defined
in Section 9-106 of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event including, without limitation, with respect to the Borrower, all contracts, agreements, instruments, and indentures in any form and portions thereof, to which the Borrower is a party or under which the Borrower has any right, title, or interest or to which the Borrower or any






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property of the Borrower is subject, as the same may from time to time be amended, restated, supplemented, or otherwise modified including, without limitation, (i) all rights of the Borrower to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of the Borrower to damages arising thereunder, and (iii) all rights of the Borrower to perform and to exercise all remedies thereunder, in each case to the extent the grant by the Borrower of a security interest pursuant to this Agreement in its right, title, and interest in such contract, agreement, instrument, or indenture is not prohibited by such contract, agreement, instrument, or indenture without the consent of any other party thereto, would not give any other party to such contract, agreement, instrument, or indenture the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate the Borrower to obtain such consents); provided that the foregoing limitation shall not affect, limit, restrict, or impair the grant by the Borrower of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument, or indenture.

                                  "GOVERNMENTAL AUTHORITY" means any agency,
board, bureau, court, commission, department, instrumentality or administration of the United States government, any foreign government, any state government or any local, county or municipal, or other governmental body in a state, territory or possession of the United States or the District of Columbia.

                                  "INTELLECTUAL PROPERTY" shall include all
rights, priorities, and privileges provided under U.S., multinational, and foreign law relating to Intellectual Property including, without limitation, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, and Trademark Licenses and all rights to sue at law or in equity for any past, present, or future infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                                  "LIEN" shall mean any mortgage, pledge,
hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or other security interest or any preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

                                  "PATENTS" are (i) all letters patent of the
United States or any other country and all re-issues and extensions thereof,
(ii) all applications for letters patent of the United States or any other country and all divisions, continuations, and continuations-in-part thereof, and (iii) all rights to obtain any re-issues or extensions of the foregoing.

                                  "PATENT LICENSE" shall mean all agreements,
whether written or oral, providing for the grant by or to the Borrower of any right to manufacture, use, or sell any invention covered in whole or in part by a Patent.






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                                  "PERSON" is an individual, partnership,
corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                                  "PLEDGED NOTES" shall include all promissory
notes issued to or held by the Borrower (other than promissory notes issued in connection with extensions of trade credit by the Borrower in the ordinary course of business).

                                  "PLEDGED SECURITIES" is the collective
reference to the Pledged Notes and the Pledged Stock.

                                  "PLEDGED STOCK" shall include any shares,
stock certificates, options, or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, the Borrower while this Agreement is in effect.

                                  "PROCEEDS" shall mean all "proceeds" as such
term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and in any event shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon, or distributions or payments with respect thereto.

                                  "RECEIVABLE" is any right to payment for
goods sold or leased, or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

                                  "SECURITIES ACT" is the Securities Act of
1933, as amended.

                                  "TRADEMARKS" are (i) all trademarks, trade
names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof, any other country or any political subdivision thereof or otherwise, and all common-law rights related thereto, and (ii) the right to obtain all renewals thereof.

                                  "TRADEMARK LICENSE" shall mean any agreement,
whether written or oral, providing for the grant by or to the Borrower of any right to use any Trademark.

                 B.       OTHER DEFINITIONAL PROVISIONS

                          1.      The words "hereof," "herein," "hereto,"
"hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.






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                          2.      The meanings given to terms defined herein
shall be equally applicable to both the singular and plural forms of such terms.

                          3.      Where the context requires, terms relating to
the Collateral or any part thereof, when used in relation to the Borrower, shall refer to the Borrower's Collateral or the relevant part thereof.

                          4.      For the purposes of this Agreement, each
reference to Collateral or to any relevant type or item of property constituting Collateral shall be deemed to exclude any FCC license to the extent the Borrower is prohibited at that time from granting a security interest therein pursuant to the Communications Act and the regulations promulgated thereunder.

                    SECTION II.  GRANT OF SECURITY INTEREST

                 Borrower hereby assigns, transfers and grants to the Lender a security interest in all of the following property now owned or at any time hereafter acquired by the Borrower, or in which the Borrower now has or at any time in the future may acquire any right, title, or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower's Obligations:

                 1.       Accounts

                 2.       Chattel Paper

                 3.       Documents

                 4.       Equipment

                 5.       General Intangibles

                 6.       Instruments

                 7.       Intellectual Property

                 8.       Inventory

                 9.       Pledged Securities

                 10.      Books and Records pertaining the Collateral, and

                 11. to the extent not otherwise included, all Proceeds of any and all of the foregoing and any and all collateral security and guarantees given by any person with respect to any of the foregoing.






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                                  "COLLATERAL" shall not include, with respect
to the Borrower, any General Intangible or Intellectual Property to the extent the grant by the Borrower of a security interest pursuant to this Agreement in its rights under such General Intangible or Intellectual Property, as the case may be, is prohibited or restricted by such General Intangible or Intellectual Property, as the case may be, and the consent of applicable Persons has not been and cannot be obtained, provided that the foregoing limitation shall not affect, limit, restrict, or impair the grant by the Borrower of a security interest pursuant to this Agreement in any Account or any money or other amounts due or to become due under any such General Intangible or Intellectual Property, as the case may be, to the extent provided in Section 9-318 of the Code as in effect on the date hereof.

                  SECTION III.  REPRESENTATIONS AND WARRANTIES

                 To induce the Lender to enter into this Security Agreement and to loan the money to the Borrower pursuant to the Note, Borrower hereby represents and warrants to the Lender that:

                          A.      REPRESENTATIONS IN THE NOTE.  The
representations and warranties set forth in the Note as they relate to the Borrower, each of which is hereby incorporated herein by reference, are true and correct, and the Lender shall be entitled to rely on each of them as if they were fully set forth herein.

                          B.      TITLE; NO OTHER LIENS.  Except for the
security interest granted to the Lender pursuant to this Agreement, the Borrower owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or on record in any public office, except such as have been filed in favor of the Lender pursuant to this Agreement.

                          C.      PERFECTED FIRST PRIORITY LIENS.  The security
interests granted pursuant to this Agreement (1) that are capable of perfection pursuant to the Code upon completion of the filings and other actions necessary under the Code will constitute valid perfected security interests in all of the Collateral in favor of the Lender, as collateral security for the Borrower's Obligations, enforceable in accordance with the terms hereof against all creditors of the Borrower and any Person's purporting to purchase any collateral from the Borrower, and (2) are prior to all other Liens on the Collateral.

                          D.      CHIEF EXECUTIVE OFFICER.  On the date hereof,
the Borrower's jurisdiction of organization is the State of Delaware, and the location of the Borrower's chief executive office or sole place of business is specified on Schedule 1.

                          E.      INVENTORY AND EQUIPMENT.  On the date hereof,
the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on Schedule 2.





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                          F.      FARM PRODUCTS.  None of the Collateral
constitutes, or is the Proceeds of, Farm Products.

                          G.      SECURITIES AND NOTES.

                                  While this Agreement is in effect, (i) no
shares, stock certificates, options, or rights of any nature whatsoever in respect of the Capital Stock of any Person will be issued or granted to, or held by the Borrower and (ii) no promissory notes will be issued to or held by the Borrower (other than promissory notes issued in connection with extensions of trade credit by the Borrower in the ordinary course of business).

                          H.      INTELLECTUAL PROPERTY.

                                  1.       To the best of the Borrower's
knowledge, all material Intellectual Property is on the date hereof valid, subsisting, unexpired, enforceable and has not been abandoned.

                                  2.       None of the material Intellectual
Property is on the date hereof the subject of any licensing or franchise agreement pursuant to which the Borrower is the licensor or franchisor.

                                  3.       No holding, decision or judgment has
been rendered by any Governmental Authority which would limit, cancel or question the validity of, or the Borrower's rights in, any Intellectual Property in any respect that could reasonably be expected to have a material adverse effect on the business, assets, property, condition (financial or otherwise), or prospect of Borrower or the Collateral.

                                  4.       No action or proceeding is pending
or, to the knowledge of the Borrower, threatened on the date hereof seeking to limit, cancel or question the validity, or the Borrower's ownership, of any Intellectual Property which, if adversely determined, would have a material adverse effect on the Borrower or the Collateral.

                             SECTION IV.  COVENANTS

                 Borrower covenants and agrees with the Lender that, from and after the date of this Agreement until the Borrower Obligations have been paid in full:

                          A.      NO EVENTS OF DEFAULT.  Borrower shall take,
or shall refrain from taking, as the case may be, each action that is necessary to be taken, as the case may be, so that no Event of Default is caused by the failure to take such action or to refrain from taking such action by Borrower.

                          B.      INSURANCE.  Borrower shall cause each
casualty insurance policy maintained by it to (a) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least thirty (30) days after receipt by the






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Lender of written notice thereof, (b) name the Lender as insured party or loss payee, (c) if reasonably requested by the Lender, include a breach of warranty clause and (d) be reasonably satisfactory in all other respects to the Lender.

                          C. MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION.

                                  1.       The Borrower shall maintain the
security interest created by this Agreement as a perfected security interest having at least the priority described herein and shall defend such security interest against the claims and demands of all Persons whomsoever.

                                  2.       Upon reasonable written request of
the Lender, the Borrower will furnish to the Lender statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

                                  3.       At any time and from time to time,
upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

                          E.      CHANGES IN LOCATIONS, NAME, ETC.  The
Borrower will not, except upon not less than 15 days' prior written notice to the Lender and delivery to the Lender of all additional executed financing statements and other documents reasonably requested by the Lender to maintain the validity, perfection and priority of the security interests provided for herein:

                                  (a)      permit any of the Inventory or
                          Equipment (other than (i) immaterial Inventory and Equipment and (ii) Inventory and Equipment in transit in the ordinary course of business) to be kept at a location other than those listed on Schedule 2;

                                  (b)      change the location of its chief
                          executive office or sole place of business from that referred to in Schedule 1; or

                                  (c)      change its name, identity or
                          corporate structure to such an extent that any financing statement filed by the Lender in connection with this Agreement would become misleading.

                          F.      NOTICES.  The Borrower will advise the Lender
promptly after the Borrower becomes aware thereof, in reasonable detail, of any Lien (other than security interests created hereby) on any of the Collateral which would adversely affect the ability of the Lender to exercise any of the Lender's remedies hereunder.




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                          G.      PLEDGED SECURITIES.

                                  1.       If the Borrower shall become
entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Person, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, the Borrower shall accept the same as the agent of the Lender, hold the same in trust for the Lender and deliver the same forthwith to the Lender in the same exact form received, duly indorsed by the Borrower to the Lender, if required, together with an undated stock power covering such certificate duly executed in blank by the Borrower to be held by the Lender, subject to the terms hereof, as additional collateral security for the Borrower Obligations. If an Event of Default shall have occurred and be continuing, (i) any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any issuer thereof shall be paid over to the Lender to be held by it hereunder as additional collateral security for the Borrower Obligations and (ii) in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Lender, be delivered to the Lender to be held by it hereunder as additional collateral security for the Borrower Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by the Borrower, the Borrower shall, until such money or property is paid or delivered to the Lender, hold such money or property in trust for the Lender, segregated from other funds of the Borrower, as additional collateral security for the Borrower Obligations.

                                  2.       Without the prior written consent of
the Lender, the Borrower will not (i) vote to enable, or take any other action to permit, any Person to issue any stock or other equity securities of any nature (except to the extent such stock or other securities are pledged to the Lender hereunder) or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Person, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of the Borrower or the Lender to dispose of any of the Pledged Securities or Proceeds thereof.

                          H.      RECEIVABLES.

                                  (a)      Other than in the ordinary course of
business, the Borrower will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any





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

Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

                                  (b)      The Borrower will take all actions
necessary to give notice pursuant to the United States Assignment of Claims Act of 1940, as amended, or such other analogous law if a material portion of the total amount of the Receivables is owing from Governmental Authorities.

                          I.      INTELLECTUAL PROPERTY.

                                  1.       The Borrower (either itself or
through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its then-current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with all notices and legends required by applicable law or regulations, and (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

                                  2.       The Borrower (either itself or
through licensees) will not do any act or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

                                  3.       The Borrower (either itself or
through licensees) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. The Borrower will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

                                  4.       The Borrower (either itself or
through licensees) will not do any act that knowingly uses a material Intellectual Property to infringe the Intellectual Property rights of a third party.

                                  5.       The Borrower will notify the Lender
immediately if it knows, or has reason to know, that any application or registration relating to any material Patent, Copyright or Trademark may become abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the U.S. Copyright Office or any court or tribunal in any country) regarding the Borrower's ownership of, or the validity of, any material Intellectual Property or the Borrower's right to register the same or to own and maintain the same.

                                  6.       Whenever the Borrower, either by
itself or through any agent, employee, licensee or designee, shall file an application for any Patent or Trademark with the United States Patent and Trademark Office or any Copyright in the U.S. Copyright Office or any similar office or agency in any other country or any political subdivision thereof, the Borrower shall report such filing to the Lender within five (5) business days after the last day of the fiscal quarter in which such filing occurs. Upon written request of the Lender, the Borrower shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Lender may reasonably request to evidence the Lender's security interest in any such Copyright, Patent or Trademark and the goodwill and general intangibles of the Borrower relating thereto or represented thereby.

                                  7.       The Borrower will take all
reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the U.S. Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                                  8.       In the event that any material
Intellectual Property is infringed, misappropriated or diluted by a third party, the Borrower shall (i) take such actions as the Borrower shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Lender after it learns thereof.

                        SECTION V.  REMEDIAL PROVISIONS

                A.      CERTAIN MATTERS RELATING TO RECEIVABLES.

                                  1.       At any time while an Event of
Default shall have occurred and be continuing, upon the Lender's request and at the expense of the Borrower, the Borrower shall cause independent public accountants or others satisfactory to the Lender to furnish to the Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

                                  2.       The Lender hereby authorizes the
Borrower to collect the Borrower's Receivables, and the Lender may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Lender at Default, any payments or Receivables, when collected by the Borrower, (i) shall be forthwith (and, in any event, within two (2) business days) deposited by the Borrower in the exact form received, duly indorsed by the Borrower to the Lender if required, in a Collateral Account maintained under the sole dominion and control of the Lender subject to withdrawal by the Lender as provided in
Section V,E hereof, and (ii) until so turned over, shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

                                  3.       At the Lender's request, the
Borrower shall deliver to the Lender, and have recorded, all original and other documents evidencing, and relating to, the





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

agreements and transactions which gave rise to the then existing Receivables, including, without limitation, all original orders, invoices and shipping receipts.

                          B. COMMUNICATIONS WITH OBLIGORS; BORROWER REMAINS LIABLE.

                                  1.       The Lender in its own name or in the
name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Lender's reasonable satisfaction the existence, amount and terms of any Receivables.

                                  2.       Upon the request of the Lender at
any time after the occurrence and during the continuance of an Event of Default, the Borrower shall notify obligors on the Receivables that the Receivables have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender.

                                  3.       Anything herein to the contrary
notwithstanding, each Borrower shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. The Lender shall not have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating thereto, nor shall the Lender be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                          C.      PLEDGED STOCK.

                                  1.       Unless an Event of Default shall
have occurred and be continuing and the Lender shall have given notice to the Borrower of the Lender's intent to exercise its rights hereunder, Borrower shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant issuer thereof, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Lender's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Note or this Agreement.

                                  2.       If an Event of Default shall occur
and be continuing and the Lender shall give written notice of its intent to exercise such rights to the Borrower, (i) the Lender shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Borrower Obligations in such order as the Lender may determine, and (iii) any or all of the Pledged Securities shall be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant issuer or issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Borrower or the Lender of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it, but the Lender shall have no duty to the Borrower to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                                  3.       Borrower hereby authorizes and
instructs each issuer of any Pledged Securities pledged by the Borrower hereunder to (i) comply with any instruction received by it from the Lender in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Borrower, and the Borrower agrees that each issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Lender.

                          D.      PROCEEDS TO BE TURNED OVER TO LENDER.  In
addition to the rights of the Lender specified herein with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall, forthwith upon receipt by the Borrower, be turned over to the Lender in the exact form received by the Borrower (duly indorsed by the Borrower to the Lender, if required). All Proceeds received by the Lender hereunder shall be held by the Lender in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Lender in a Collateral Account (or by the Borrower in trust for the Lender) shall continue to be held as collateral security for all the Borrower Obligations and shall not constitute payment thereof until applied as provided herein.

                          E.      APPLICATION OF PROCEEDS.  At any time after
the occurrence and during the continuance of an Event of Default, at the Lender's election, the Lender may apply all or any part of Proceeds held in any Collateral Account in payment of the Borrower Obligations in such order as the Lender may elect, and any part of such funds which the Lender elects not so to apply and deems not required as collateral security for the Borrower Obligations shall be paid over from time to time by the Lender to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Borrower Obligations shall have been paid in full, shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the case.

                          F.      CODE AND OTHER REMEDIES.  If an Event of
Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to the Lender in this Agreement and in any other instruments or agreement securing, evidencing or relating to the Borrower Obligations, all rights and remedies of a secured party under the Code or any other applicable law. Without limiting the generality of the foregoing, the Lender, without demand or performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived and released. Borrower further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonable select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any action taken by it pursuant to this Section, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Borrower Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9- 504(1)(c) of the Code, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages, and demands it may acquire against the Lender arising out of the exercise by the Lender of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                          G.      REGISTRATION RIGHTS.

                                  1.       If the Lender shall determine to
exercise its right to sell any or all of the Pledged Stock pursuant to the terms and conditions hereof, and if in the opinion of the Lender it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Borrower will cause the issuer thereof to (i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Lender, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Borrower agrees to cause such issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Lender shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
Section 11(a) of the Securities Act.

                                  2.       Borrower recognizes that the Lender
may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                                  3.       Borrower agrees to use its best
efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable laws. Borrower further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Borrower, and the Borrower hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

                          H.      WAIVER; DEFICIENCY.  Borrower waives and
agrees not be assert any rights or privileges which it may acquire under
Section 9-112 of the Code. Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Borrower Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

                            SECTION VII.  THE LENDER

                          A.      LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT,
                                  ETC.

                                  1.       Borrower hereby irrevocably
constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action to the extent permitted by law and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do any or all of the following:

                          (i) in the name of the Borrower or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

                          (ii) in the case of any Copyright, Patent or Trademark, execute, deliver and have recorded, any and all agreements, instruments, documents and papers as the Lender may request to evidence the Lender's security interest in such Copyright, Patent or Trademark and the goodwill and general intangibles of the Borrower relating thereto or represented thereby;

                          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

                          (iv) execute, in connection with any sale provided for herein, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                          (v) (a) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (b) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (c) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (d) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (e) defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (f) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Lender may deem appropriate; (g) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Lender shall in its sole discretion determine; and (h) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and do, at the Lender's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Borrower might do.

                 Anything in this Section to the contrary notwithstanding, the Lender agrees that it will not exercise any rights under the power of attorney provided for in this Section unless an Event of Default shall have occurred and be continuing.

                                  2.       If the Borrower fails to perform or
comply with any of its agreements contained herein, the Lender, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                                  3.       The expenses of the Lender incurred
in connection with actions undertaken as provided in this Section, together with interest thereon at a rate per annum equal to eight percent (8%), from the date of payment by the Lender to the date reimbursed by the Borrower, shall be payable by the Borrower to the Lender on demand.

                                  4.       The Borrower hereby ratifies all
that said attorneys shall lawfully do or cause to be done by virtue hereof.
All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                          B.      DUTY OF LENDER.  The Lender's sole duty with
respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Lender hereunder are solely to protect the Lender's interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for the Lender's own gross negligence or willful misconduct.

                          C.      EXECUTION OF FINANCING STATEMENTS.  Pursuant
to Section 9-402 of the Code and any other applicable law, the Borrower authorizes the Lender to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Borrower in such form and in such offices as the Lender reasonably determines appropriate to perfect the security interests of the Lender under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

                          SECTION VIII.  MISCELLANEOUS

                          A.      AMENDMENTS IN WRITING.  The terms or
provisions of this Agreement may be waived, amended, supplemented or otherwise modified by a written instrument executed by the Borrower and the Lender, provided that any provision of this Agreement imposing obligations on the Borrower may be waived by the Lender in a written instrument executed by the Lender.

                          B.      NOTICES.  All notices, demands, requests, or
other communications which may be or are required to be given or made by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by first-class registered or certified mail, return receipt requested, postage prepaid, delivered by overnight air courier, or transmitted by telegram, telex, or facsimile transmission addressed as follows:
                          If to Lender:

                                  STC Broadcasting of Vermont Subsidiary, Inc.
                                  3839 4th Street North
                                  Suite 420
                                  St. Petersburg, Florida  33703
                                  Attn:    David Fitz
                                  Fax:     (813) 821-8092

                          and to:

                                  Hicks, Muse, Tate & Furst Incorporated
                                  200 Crescent Court
                                  Suite 1600
                                  Dallas, Texas  75201
                                  Attn:    Lawrence D. Stuart, Jr.
                                  Fax:     (214) 740-7355

                          If to Borrower:

                                  Smith Broadcasting of Vermont, LLC
                                  127 El Paseo
                                  Santa Barbara, California  93101
                                  Attn:    Robert N. Smith, President
                                  Fax:     (805) 965-1144

or such other address as the addressee may indicate by written notice to the other parties.

Each notice, demand, request, or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answerback being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

                          C.      NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE
REMEDIES. The Lender shall not by any act (except by a written instrument), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                          D.      ENFORCEMENT EXPENSES; INDEMNIFICATION.

                                  1.       Borrower agrees to pay or reimburse
the Lender for all its costs and expense incurred in collecting against the Borrower or otherwise enforcing or preserving any rights under this Agreement, including, without limitation, the reasonable fees and disbursements of counsel to the Lender.

                                  2.       Borrower agrees to pay, and to save
the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                                  3.       The agreements in this Section shall
survive repayment of the Borrower Obligations and all other amounts payable under the Note.

                          E.      SUCCESSORS AND ASSIGNS.  This Agreement shall
be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Lender and its successors and assigns; provided that Borrower may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Lender.

                          F.      SET-OFF.  In addition to any rights and
remedies of the Lender provided by law, the Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender to or for the credit or the account of the Borrower. The Lender agrees promptly to notify the Borrower after any such setoff and application made by the Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

                          G.      COUNTERPARTS.  This Agreement may be executed
by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Lender.

                          H.      SEVERABILITY.  Any provision of this
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                          I.      INTEGRATION.  This Agreement and the Note
represent the entire agreement of the Borrower and the Lender with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the Note.

                          J.      GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS
AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                          K.      SUBMISSION TO JURISDICTION; WAIVERS.
Borrower hereby irrevocably and unconditionally:

                          1. submits for itself and its property in any legal action or proceeding relating to this Agreement and the Note, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                          2. consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                          3. agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address referred to above or at such other address of which the Lender shall have been notified pursuant thereto;

                          4. agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                          5. waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                          L.      ACKNOWLEDGMENTS.  Borrower hereby
acknowledges that:

                          1. it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the Note;

                          2. the Lender has no fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement, and the relationship between Lender and the Borrowers in connection herewith is solely that of debtor and creditor; and

                          3. no joint venture is created hereby or otherwise exists by virtue of the transactions contemplated hereby between the Lender and the Borrower.

                          M.      WAIVERS OF JURY TRIAL.  BORROWER AND THE
LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTE AND FOR ANY COUNTERCLAIM THEREIN.

                          N.      SECTION HEADINGS.  The Section headings used
in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                          O.      RELEASES.

                                  (a)      At such time as the Note and the
other Borrower Obligations shall have been satisfied in full, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Lender and the Borrower hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Borrower. At the request and sole expense of the Borrower following any such termination, the Lender shall deliver to the Borrower any Collateral held by the Lender hereunder, and execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

                                  (b)      If any of the Collateral shall be
sold, transferred or otherwise disposed of by the Borrower in a transaction not prohibited by this Agreement, then the Lender, at the request and sole expense of the Borrower, shall execute and deliver to the Borrower all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

                          P.      FCC COMPLIANCE.

                                  (a)      Notwithstanding anything to the
contrary contained herein or in any other agreement, instrument, or document executed in connection herewith, no party hereto shall take any actions hereunder that would constitute or result in a transfer or assignment of any FCC license, permit or authorization or a change of control over such FCC license, permit or authorization requiring the prior approval of the FCC without first obtaining such prior approval of the FCC. In addition, the parties acknowledge that the voting rights of the Pledged Stock shall remain with the Borrower thereof even upon the occurrence and during the continuance of an Event of Default until the FCC shall have given its prior consent to the exercise of stockholder rights by a purchaser at a public or private sale of such Pledged Stock or the exercise of such rights by the Lender or by a receiver, trustee, conservator or other agent duly appointed pursuant to applicable law.

                                  (b)      If an Event of Default shall have
occurred, Borrower shall take any action which the Lender may request in the exercise of its rights and remedies under this Agreement in order to transfer or assign the Collateral to the Lender or to such one or more third parties as the Lender may designate, or to a combination of the foregoing. To enforce the provisions of this Section, the Lender is empowered to seek from the FCC and any other Governmental Authority, to the extent required, consent to or approval of any involuntary transfer of control of any entity whose Collateral is subject to this Agreement for the purpose of seeking a bona fide purchaser to whom control ultimately will be transferred. Borrower agrees to cooperate with any such purchaser and with the Lender in the preparation, execution and filing of any forms and providing any information that may be necessary or helpful in obtaining the FCC's consent to the assignment to such purchaser of the Collateral. Borrower hereby agrees to consent to any such voluntary or involuntary transfer after and during the continuation of an Event of Default and, without limiting any rights of the Lender under this Agreement, to authorize the

Lender to nominate a trustee or receiver to assume control of the Collateral, subject only to required judicial, FCC or other consents required by Governmental Authorities, in order to effectuate the transactions contemplated by this Section. Such trustee or receiver shall have all the rights and powers as provided to it by law or court order, or to the Lender under this Agreement. Borrower shall cooperate fully in obtaining the consent of the FCC and the approval or consent of each other Governmental Authority required to effectuate the foregoing.

                                  (c)      Without limiting the obligations of
the Borrower hereunder in any respect, the Borrower further agrees that if the Borrower, upon or after the occurrence of an Event of Default, should fail or refuse for any reason whatsoever, without limitation, including any refusal to execute any application necessary or appropriate to obtain any governmental consent necessary or appropriate for the exercise of any right of the Lender hereunder, the Borrower agrees that such application may be executed on the Borrower's behalf by the clerk of any court of competent jurisdiction without notice to the Borrower pursuant to court order.

                                  (d)      In connection with this Section, the
Lender shall be entitled to rely in good faith upon an opinion of outside FCC counsel of the Lender's choice with respect to any such assignment or transfer, whether or not the advice rendered is ultimately determined to have been accurate.

                 IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                     SMITH BROADCASTING OF VERMONT, LLC



                                     By:  /s/ Barbara J. Kacy
                                        ---------------------------------------
                                     Name:    Barbara J. Kacy
                                     Title:   Secretary


                                     STC BROADCASTING OF VERMONT
                                     SUBSIDIARY, INC.



                                     By: /s/ David A. Fitz
                                        ---------------------------------------
                                             David A. Fitz
                                             Chief Financial Officer